Exhibit 99.2

Form 3 Continuation Sheet — Joint Filer Information

This Statement on Form 3 is filed by Apollo Management V, L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A), L.P., Apollo Netherlands V (B), L.P., Apollo German Partners V GmbH & Co. KG and Apollo Advisors V, L.P.  The principal business address of each of the Reporting Persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer:  Apollo Management V, L.P.

Date of Event Requiring Statement:  November 22, 2004

Issuer Name and Ticker or Trading Symbol:  UAP Holding Corp. (UAPH)

APOLLO INVESTMENT FUND V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO NETHERLANDS PARTNERS V (A), L.P.

By:			APOLLO ADVISORS V, L.P.
Its General Partner

By:		APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

Name of Designated Filer:  Apollo Management V, L.P.

Date of Event Requiring Statement:  November 22, 2004

Issuer Name and Ticker or Trading Symbol:  UAP Holding Corp. (UAPH)

APOLLO NETHERLANDS PARTNERS V (B), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO GERMAN PARTNERS V GmbH & CO. KG

By:		APOLLO ADVISORS V, L.P.
Its General Partner

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO MANAGEMENT V, L.P.

By:	AIF V MANAGEMENT, INC.
Its General Partner

	By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President

APOLLO ADVISORS V, L.P.

By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

	By:	/s/ Patricia M. Navis
Patricia M. Navis
Vice President